UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2006

PRIMEGEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52025

(Commission File Number)

N/A

(IRS Employer Identification No.)

3625 N. Hall Street, Suite 900, Dallas Texas 75219-5106

(Address of principal executive offices and Zip Code)

(214) 459-1217

Registrant's telephone number, including area code

MAYSIA RESOURCES CORPORATION

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the approval of shareholders of our company, we have changed our name to Primegen Energy Corporation effective August 29, 2006.

Item 7.01.	Regulation FD Disclosure

Our name change became effective with NASDAQ’s Over-the-Counter Bulletin Board at the opening for trading on September 15, 2006 under the new stock symbol “PGNE”. Our new CUSIP number is 74161T 10 6.

D/JLM/897490.1

Item 9.01.	Financial Statements and Exhibits.
99.1	Certificate of Amendment filed with the Secretary of State of Nevada on August 29, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYSIA RESOURCES CORPORATION

/s/ Gordon A. Samson

Gordon A. Samson

Director

Date: September 15, 2006

D/JLM/897490.1